BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(the “Fund”)

Supplement dated May 27, 2021 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2021

On May 11, 2021, the Board of Directors of the BlackRock Variable Series Funds, Inc., on behalf of the Fund, approved the appointment of BlackRock (Singapore) Limited (“BRS”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BRS and BlackRock Advisors, LLC with respect to the Fund. The addition of BRS as a sub-adviser of the Fund is effective immediately.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The section of the Summary Prospectus entitled “Summary Prospectus—Key Facts About BlackRock Global Allocation V.I. Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Global Allocation V.I. Fund—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock (Singapore) Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectus related to Class II Shares entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock (Singapore) Limited (the “Sub-Adviser”) is a registered investment adviser organized in 2000. BlackRock and its affiliates had approximately $9.007 trillion in investment company and other portfolio assets under management as of March 31, 2021.

The fourth to last and third to last paragraphs of the sections of the Prospectus related to Class I Shares and Class III Shares entitled “Management of the Funds—BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with BRS, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund. Under the sub-advisory agreements, BlackRock pays BRS a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund for which BRS acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund and each sub-advisory agreement between BlackRock and each sub-adviser, except for the sub-advisory agreement between BlackRock and BRS with respect to BlackRock Global Allocation V.I. Fund, is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BRS with respect to BlackRock Global Allocation V.I. Fund will be included in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2021.

The third to last paragraph of the section of the Prospectus related to Class II Shares entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with BRS, an affiliate of BlackRock, with respect to BlackRock Global Allocation V.I. Fund. Under the sub-advisory agreement, BlackRock pays BRS a monthly fee for services it provides for that portion of BlackRock Global Allocation V.I. Fund for which BRS acts as sub-adviser at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock with respect to each Fund is included in each Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BRS will be included in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2021.

The footnote number tagged to “BlackRock (Singapore) Limited” in the section of the Prospectus related to Class I Shares entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “2” to “5” and the following is added at the end of the footnotes:

[5]	For BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund.

The following is added to the section of the Prospectus related to Class II Shares entitled “For More Information—Funds and Service Providers” immediately after “Manager”:

SUB-ADVISER

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

The footnote number tagged to “BlackRock (Singapore) Limited” in the section of the Prospectus related to Class III Shares entitled “For More Information—Funds and Service Providers—Sub-Advisers” is changed from “1” to “4” and the following is added at the end of the footnotes:

[4]	For BlackRock Global Allocation V.I. Fund and BlackRock Managed Volatility V.I. Fund.

The fifth paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

With respect to BlackRock Managed Volatility V.I. Fund, the Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), BlackRock Asset Management North America Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”). With respect to BlackRock International V.I. Fund, the Manager has entered into a sub-advisory agreement with BIL. With respect to BlackRock Global Allocation V.I. Fund, the Manager has entered into a sub-advisory agreement with BRS. Pursuant to each Sub-Advisory Agreement, each Sub-Adviser receives for the services it provides for that portion of the applicable Fund for which it acts a sub-advisor a monthly fee calculated at an annual rate equal to a percentage of the investment advisory fee received by the Manager from the applicable Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-VARGA-0521SUP

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